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                                                                   EXHIBIT 10.24

                            SHAREHOLDERS' AGREEMENT
                            -----------------------


     THIS IS A SHAREHOLDERS' AGREEMENT (the "Agreement") made and dated as of March 1, 2000 by and:

among:    GREENWICH TECHNOLOGY PARTNERS, INC., a Delaware corporation (the
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          "Corporation");

and:      the holders of shares of common stock of the Corporation identified on
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          the signature pages hereto (collectively, the "Shareholders").

     The Corporation and the Shareholders agree as follows:

     1.   DEFINITIONS.  As used in this Agreement, each of the following terms
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is used as follows:

          "Affiliate": With respect to any particular Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person or as otherwise defined in Rule 501 promulgated under the Securities Act of 1933, as amended.

          "Dispose":  To make a Disposition.

          "Disposition": A gift, sale, assignment, transfer, pledge, encumbrance, or any other transfer, voluntary or involuntary, of an interest in the Shares, including transfers effected by operation of laws.

          "Liens": All liens, security interests, pledges, mortgages, encumbrances, claims, charges, agreements and rights of others of any nature whatsoever.

          "Offeror": A Shareholder desiring to Dispose of all or any part of his Shares (other than to a Permitted Transferee).

          "Permitted Transferees": With respect to any Disposition of Shares by any Shareholder: (a) the spouse, children or descendants of such Shareholder;
(b) any trust for the exclusive benefit of such Shareholder or one or more of the individuals listed in clause (a); (c) any Person in which all of the beneficial equity interests are owned by any one or more of such Shareholder or the individuals and/or trusts listed in clauses (a), and (b); and (d) any Affiliate.

          "Person": Any natural person, corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency or other entity having legal status of any kind.

          "Shares": Issued and outstanding shares of capital stock of the Corporation.

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                                     -2-

               "Termination Event": Any of the following: (i) the sale of all or substantially all of the assets of the Corporation; (ii) the merger or consolidation of the Corporation as a result of which the Corporation's stockholders shall own less than a majority of the outstanding voting capital stock of the surviving Corporation; (iii) the dissolution or liquidation of the Corporation; or (iv) the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act, as amended, covering the offer and sale of common stock for the account of the Corporation.

     2.  PURPOSE AND BACKGROUND.  The Shareholders are parties to a certain
         ----------------------
Stock Purchase Agreement dated as of March 1, 2000 (the "Purchase Agreement") pursuant to which they have received, or are receiving, certain Shares from the Corporation. The Shareholders believe that their best interests and those of the Corporation will be served by preserving harmony and continuity with respect to the management and capital stock of the Corporation, and that these goals can best be obtained by imposing restrictions on the Disposition of the Shares as provided in this Agreement.

     3.  RESTRICTION ON DISPOSITION.
         --------------------------

               3.1.  General Restriction. Except for Dispositions to Permitted
                     -------------------
Transferees or as otherwise provided in this Agreement, no Shareholder shall at any time Dispose of all or any part of the Shareholder's Shares except in compliance with Section 4 of this Agreement.

               3.2.  Exception for Permitted Transferees. Notwithstanding
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anything to the contrary contained in this Agreement, a Shareholder may Dispose of all or any portion of his Shares to a Permitted Transferee without complying with the provisions of Section 4. If a Shareholder Disposes of all or any portion of his Shares to a Permitted Transferee, the Permitted Transferee shall succeed to all of the rights and benefits, and be subject to all of the restrictions under this Agreement, applicable to the Shareholder from whom the Permitted Transferee receives his Shares. If a Shareholder who made a Disposition to a Permitted Transferee Disposes of his Shares, such Shareholder's Permitted Transferee(s) shall also be required to Dispose of his or its Shares on the same terms and conditions. In the event of a Disposition to a Permitted Transferee, each reference in this Agreement to the Shareholder making such Disposition shall also include each Permitted Transferee of such Shareholder.

     4.  GENERAL PROCEDURES ON DISPOSITIONS.
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               4.1.  Sale Right. If a Shareholder desires to sell all or any
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 part of a Shareholders' Shares then held or owned beneficially by such
 Shareholder (other than to a Permitted Transferee), then the Offeror shall offer all, but not less than all, of the Offeror's Shares for sale in accordance with the remaining provisions of this Section 4 and the Offeror shall not have the right to make any Disposition of the Offeror's Shares, except in accordance with the remaining provisions of this Section 4.
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                                     -3-

         4.2.  Bona Fide Offer.  If the Offeror receives from any Person (a
               ---------------
"Bona Fide Offeror") a bona fide offer in writing (the "Bona Fide Offer") to purchase all or any of the Offeror's Shares, then the Offeror shall give to the Corporation a notice (the "Bona Fide Offer Notice") to which shall be annexed a copy of the Bona Fide Offer containing the material terms and conditions of the Bona Fide Offer.

               4.2.1. The Bona Fide Offer Notice shall constitute an offer (the "Offer") on the part of the Offeror to sell to the Corporation all of the Shares
                                                               ---
owned by the Offeror and shall fix a date and time by which the Corporation must notify the Offeror of its intent to purchase the Shares owned by such Offeror, which date shall not be less than 10 days nor more than 30 days after the Bona Fide Offer Notice is given.

               4.2.2. If the Corporation desires to accept the Offer, an officer of the Corporation shall sign and deliver an acknowledgment setting forth the number of Shares for which it desires to accept the Offer. Any such acknowledgment shall constitute an acceptance of the Offer as to the number of Shares set forth in the acknowledgment.

               4.2.3. If the Offer is accepted as to any of the Offeror's Shares, the Corporation shall set a date, time and place when the purchase and sale of the Shares shall be consummated (the "Offer Closing"), which date shall not be less than 10 days nor more than 30 days after the date set forth in
Section 4.2.1 above. The Corporation shall be bound to purchase and the Offeror shall be obligated to sell the Offeror's Shares at the Offer Closing.

               4.2.4. At the Offer Closing, the Offeror shall deliver all documents which counsel for the Corporation reasonably deems necessary or advisable in order to accomplish a complete transfer of the Shares to the Corporation free and clear of all Liens, and the Corporation shall deliver to the Offeror the purchase price for the Shares set forth in the Bona Fide Offer Notice for the number of Share to be purchased by the Corporation in accordance with the terms set forth in the Bona Fide Offer Notice.

     4.3. Failure to Exercise Right.  If the Bona Fide Offer Notice shall
          -------------------------
not be timely accepted as provided in Section 4.2.1 and therefore expires, then the Offeror may sell his or its Shares to the Bona Fide Offeror within 60 days from the date of the date set forth in Section 4.2.1 hereof upon the terms and conditions set forth in the Bona Fide Offer. If the Offeror does not consummate the sale of his or its Shares to the Bona Fide Offeror on such terms and conditions within such 60-day period, the Offeror shall again be required to comply with all of the provisions of this Section 4.

     4.4. Agreement to be Bound.  Any Bona Fide Offeror who purchases Shares
          ---------------------
pursuant to Section 4 or otherwise becomes the owner of the Shares shall be deemed to have consented to his Shares being subject to and governed by the terms of this Agreement and shall have all of the rights and obligations of a Shareholder under this Agreement from the date of his or its purchase.
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                                     -4-

     4.5. Market Stand-Off" Agreement.  Each Shareholder hereby agrees that it
          ---------------------------
shall not, to the extent requested by the Corporation or an underwriter of securities of the Corporation, sell or otherwise transfer or dispose of any Shares for up to 180 days following the date of the final prospectus in connection with a registration statement of the Corporation filed under the Securities Act in connection with its Initial Public Offering provided that each executive officer and director of the Corporation agree to such restrictions. The provisions of this Section 4.5 shall be binding upon any transferee or assignee of any Shares.

  5.   LEGENDS ON STOCK CERTIFICATES.  All stock certificates currently
       -----------------------------
outstanding or issued to the Shareholders after the date of this Agreement shall be legended substantially as follows:

                         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN COMPLIANCE WITH THE SHAREHOLDERS' AGREEMENT DATED AS OF MARCH 1, 2000 MADE BY AND AMONG THE CORPORATION AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION

                         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

  6.   BOARD OF DIRECTORS.  Unless otherwise set forth herein, each
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Shareholder agrees to vote all of his Shares and to take all other necessary or desirable actions within his control (whether as a shareholder, director or officer of the Corporation or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Corporation shall take all necessary and desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that:

          6.1. The Corporation shall have a Board of Directors comprised of seven (7) members.
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                                     -5-

          6.2 With regard to the two directors to be elected by the holders of the Corporation's Common Stock, the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class (with each series of the Preferred Stock voting on an as-converted into Common Stock basis), pursuant to the terms of the Third Amended and Restated Certificate of Incorporation of the Corporation, the Shareholders hereby agree to vote for each of Dennis M. Goett, the Chief Financial Officer of the Corporation, and Graham Albutt, each of whom shall serve for a period of one year and unless and until his successor is subsequently elected.

          6.3. To the extent that any provision of the Corporation's Third Amended and Restated Certificate of Incorporation or bylaws is inconsistent with the provisions of this Agreement, the Shareholders agree to take all actions necessary to effect such amendments to the Third Amended and Restated Certificate of Incorporation or bylaws as may be necessary and appropriate to give full effect to the provisions of this Agreement.

          This Section 6 is intended to constitute a voting agreement among the Shareholders under Section 218 of the Delaware General Corporation Law.


     7.   REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.  Each of the
          --------------------------------------------------
Shareholders makes the following representations and warranties to the Corporation, severally and not jointly, and each with respect only to himself:

          7.1. Organization and Authority.  Such Shareholder has full power and
               --------------------------
authority to enter into this Agreement and to perform his obligations under this Agreement. This Agreement is the legal, valid and binding obligation of such Shareholder, duly enforceable against such Shareholder in accordance with its terms.

          7.2. No Conflict or Violation.  Neither the execution and delivery of
               ------------------------
this Agreement by such Shareholder nor the performance by such Shareholder of the transactions contemplated by this Agreement will result in: (i) a violation of any laws or any order to which such Shareholder is subject; or (ii) a breach or default under any mortgage, indenture, deed of trust, real property or personal property lease, license, contract or other agreement to which such Shareholder is subject.

          7.3. Consents and Approvals.  The execution, delivery and performance
               ----------------------
by such Shareholder of this Agreement and the transactions contemplated by this Agreement do not require the consent, approval or authorization of, or any declaration, filing, registration or notice with or to any governmental or regulatory authority, or any other Person.

     8.   TERMINATION.  This Agreement shall be terminated on the earlier of (i)
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the occurrence of a Termination Event or (ii) the agreement of the Corporation and the Shareholders.
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                                     -6-

     9.   MISCELLANEOUS.
          -------------

          9.1. Notices.  Notices given pursuant to this Agreement must be in
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writing.  They shall be deemed to have been duly given:  (i) upon delivery or refusal to accept delivery, if hand-delivered; (ii) when transmitted, if sent by fax with confirmed receipt, followed by a "hard" copy delivered by any other method specified in this Section 9.1; or (iii) one (1) business day after being deposited for next-day delivery with a national overnight courier service. In each case, notices shall be addressed to the parties at their addresses set forth herein or to such other place and with such concurrent copies as the parties may subsequently designate by written notice.

          9.2. Amendment; Waiver.  None of the provisions of this Agreement may
               -----------------
be changed, modified, waived or cancelled orally or otherwise except in writing, signed by the Corporation and the Shareholders.

          9.3. Binding Effect; Assignment.  This Agreement is binding on the
               --------------------------
Corporation and the Shareholders and their respective heirs, personal representatives and successors in interest.

          9.4. Entire Agreement.  This written Agreement embodies the entire
               ----------------
understanding among parties with respect to the Shares. There are no binding agreements or understandings among the parties with respect to the Shares other than as contemplated by the Purchase Agreement or as expressly set forth in this Agreement.

          9.5. Interpretation; Construction.
               ----------------------------

               9.5.1. The terms of this Agreement have been fully negotiated by the parties in consultation with counsel, and the wording of this Agreement has been arrived at by all of them as a result of their joint discussions. Accordingly, no provision of this Agreement shall be construed against a particular party or in favor of another party merely because of which party (or its representative) drafted or supplied the wording for such provision.

               9.5.2. Except where otherwise noted in context, all references to "Sections" shall be deemed to refer to the sections or subsections, as appropriate, exhibits or schedules of this Agreement.

               9.5.3. Section headings appearing in this Agreement are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions.

               9.5.4. Where the context requires: (i) use of the singular or plural incorporates the other, and (ii) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.
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                                     -7-

               9.5.5. As used in this Agreement, the terms "include(s)" and "including" mean "including but not limited to"; that is, in each case the example or enumeration which follows the use of either term is illustrative but not exclusive or exhaustive.

          9.6. Multiple Counterparts.  This Agreement may be signed in one or
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more counterparts, all of which shall be considered one and the same agreement and shall become effective when each of the parties has signed and delivered a counterpart to the other.

          9.7. Governing Law.  This Agreement shall be governed by and
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interpreted according to the laws of Delaware, but without giving effect to any
Delaware choice of law provisions which might otherwise make the Laws of a different jurisdiction govern or apply.


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     IN WITNESS WHEREOF, the Corporation and the Shareholders have executed this
Agreement as of the day and year first above written.




THE CORPORATION:                                  SHAREHOLDERS:

GREENWICH TECHNOLOGY
PARTNERS, INC.
Address:  43 Gatehouse Road
          Stamford, CT  06902


By: /s/ Joseph Beninati                           /s/ John Rothenberger
    ----------------------                        ----------------------------
    Joseph Beninati, Chief Executive                  John Rothenberger
    Officer                                           Address:
                                                      700 Springvale Road
                                                      Great Falls, VA  22066






                                                  /s/ G. Richard Rothenberger
                                                  -----------------------------
                                                      G. Richard Rothenberger
                                                      Address:
                                                      687 Pony Road
                                                      Mohrsville, PA  19541